INVESTMENT AGREEMENT
                              --------------------

     This INVESTMENT AGREEMENT (this "Agreement") is by and between E-Net Financial.com, Inc. (the "Company") and Laguna Pacific Partners, LP ("Laguna")
and  is  executed  on                         ,  2001  (the  "Closing  Date").

     Upon execution of this Agreement, Laguna shall provide to the Company $200,000 (the "Principal"), via wire transfer (the "Investment"). The terms of the Investment shall be as follows:

     1.     The  Principal  shall  be  repaid  in  accordance  with that certain
Promissory  Note,  a  form  of  which is attached hereto as Exhibit "A".  In the
                                                            -----------
event a payment date falls on a weekend or holiday, then the applicable payment date shall be the next business day after the payment date. All payments shall be made in the name of Laguna Pacific Partners, LP, and shall be addressed as follows: Laguna Pacific Partners, LP; 18301 Von Karman Avenue, Suite 850; Irvine, California 92612-1008, Attn: Lawrence W. Horwitz.

     2. The obligations of the Company shall be secured as follows: (1) a UCC-1 first priority Financing Statement encumbering all of the assets of the Company, including, but not limited to, its accounts receivable, intellectual property, furniture, fixtures and equipment, but NOT the assets of the subsidiaries; and (b) all shares of the Company shall be pledged by Vincent Rinehart, with a blank stock power providing Laguna with the right to transfer such shares to Laguna Pacific Partners, LP brokerage account (account information to be delivered at that time) in the event of default hereunder and sell the shares in order to collect any unrecovered funds from cash receivables of Company. Laguna shall have the right to inspect any and all books and records of the Company upon one day's written notice. In the event the Company fails to comply with the previous sentence, it shall be deemed to be in breach of this Agreement at which time, all outstanding principal, late fee(s) and/or default payment(s) will become immediately due and payable in full. In the event of a default, in addition to all other remedies provided by law, Laguna shall be entitled to attach all receivables of the Company and its subsidiaries and collect all such funds.

     3. Laguna shall receive the following return for its investment hereunder: it shall receive a Warrant to receive $225,000 in stock (calculated in accordance with the terms of the Warrant, a form of which attached hereto as Exhibit "B"); the aggregate exercise price of this Warrant shall be $1.00 in
------------
total.  At  all times during which any of the principal remains outstanding, the
---
amount of such Warrant shall be $225,000 plus any amounts subject to the adjustment set forth in the Warrant. The shares underlying the Warrant shall be entitled to the registration rights set forth in the Warrant.


     4. The parties hereto understand that this Agreement has been prepared by Lawrence W. Horwitz. In preparing this Agreement, Mr. Horwitz is representing only Laguna Pacific Partners, LP. The Company has retained independent counsel to review and advise the Company regarding the legal and financial implications of this Agreement and associated Exhibits.

     5. In the event of a dispute related to or arising from the terms of this Agreement, such dispute shall be resolved in Orange County, California and the prevailing party shall be entitled to all attorneys' fees and costs. This Agreement shall be interpreted in accordance with Delaware law. This Agreement reflects the entire understanding of the parties hereto regarding the matters set forth herein. This Agreement may only be amended with the express written mutual consent of Laguna and the Company.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


E  NET  FINANCIAL.COM,  INC.



By: /s/ Vincent Rinehart
     Vincent R. Rinehart
Its: President & CEO


LAGUNA  PACIFIC  PARTNERS,  LP



By:  /s/ Lawrence  W.  Horwitz
     Lawrence  W.  Horwitz
Its: President  of  General  Partner,
     Strawberry  Canyon  Capital,  Inc.



By:  /s/ Thomas  H.  Ehrlich
     Thomas  H.  Ehrlich
Its: President  of  General  Partner,
     Manhattan  Network,  Inc.


FOR  THE  LIMITED  PURPOSE  OF  THE  STOCK  PLEDGE  SET  FORTH  HEREIN:



By:  /s/ Vincent  Rinehart
     Vincent  Rinehart

                                   EXHIBIT "A"
                                   -----------

                                     FORM OF

                             SECURED PROMISSORY NOTE

                                   EXHIBIT "A"
                                   -----------

                             SECURED PROMISSORY NOTE

$200,000     Dated:  ____________,  2001

     1.     Principal.  For  value  received,  E-Net  Financial.com,  Inc.,  a
            ---------
corporation and all of its subsidiary and affiliated corporations, jointly and severally ("Maker"), promises to pay to the order of Laguna Pacific Partners,
             -----
LP, a Delaware limited partnership ("Holder"), at 18301 Von Karman Avenue, Suite
                                     ------
850; Irvine, California 92612-1008, or at such other place as Holder may designate in writing, the principal sum of $200,000 (the "Obligation"), which
                                                             ----------
represents the principal amount to be advanced by Holder to Maker plus all accrued interest.

     2.     Interest.  Interest on the unpaid principal amount of the Obligation
            --------
outstanding shall accrue at a rate per month equal to 7% percent per annum. Computations of interest shall be made on the basis of a 30-day month, and the actual number of days elapsed.

     3.     Payments.  Maker shall pay to Holder the Obligation in the following
            --------
manner:

     (a) One payment consisting of principal and interest on the Maturity Date (as defined below).

     (b) "Maturity Date" shall mean the sooner to occur of either: (1) nine ------------- months from the date of this Note; or (2) the listing of Maker upon the NASDAQ Small Cap market stock exchange.

     4. Transaction. This Note is the Promissory Note issued by Maker to ----------- Holder to evidence the Obligation.

     5.     Prepayment.  Maker  shall  be  entitled to prepay this Note prior to
            ----------
the Maturity Date without premium or penalty, provided, however, the terms of the related Warrant shall remain in full force and effect.

     6.     Applications  of  Payments.  Payments received by Holder pursuant to
            --------------------------
the terms hereof shall be applied in the following manner: (1) to the payment of all expenses, charges, late payment fees, costs and fees incurred by or payable to Holder and for which Maker is obligated pursuant to the terms of this Note; (2) to the payment of all interest accrued to the date of such payment; and (3) to the payment of principal.

     7.     Security.  As  security  and  collateral  for  the Obligation, Maker
            --------
hereby grants to Holder a continuing security interest in, and assigns to Holder, all of Maker's interest in all of its assets. Any stock and assets held by Holder shall be returned to Maker upon payment in full of this note. Maker further agrees to pledge all stock issued by each of its subsidiaries by delivering original certificates to the law offices of Senn, Palumbo and Meulemans, LLP, with a blank stock power and medallion guarantee.

     8.     Events  of  Default.  The  occurrence of any of the following events
            -------------------
shall  constitute  an  Event  of  Default  hereunder

     (a)  Failure  of  Maker to pay the principal and interest upon the Maturity

     (b) Failure of Maker to pay any amount or perform any obligation under the Agreement;

     (c) Maker shall admit in writing his inability to, or be generally unable to, pay his undisputed debts as such undisputed debts become due;

     (d) Maker shall: (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of all or a substantial part of his property; (2) make a general assignment for the benefit of his creditors; (3) commence a voluntary case under the United States Bankruptcy Code; (4) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts;
          (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against him in an involuntary case under the United States Bankruptcy Code; or (6) take any action for the purpose of effecting any of the foregoing;

     (e) A proceeding or case shall be commenced, without the application or consent of Maker, in any court of competent jurisdiction, seeking: (1) his financial reorganization, liquidation or arrangement, or the composition or readjustment of his debts, (2) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of Maker or of all or any substantial part of his property; or (3) similar relief in respect of Maker under any law relating to bankruptcy, insolvency, reorganization or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 or more days; or an order for relief against Maker shall be entered in an involuntary case under the United States Bankruptcy Code; or

     (f) A final judgment or judgments issued by a court of competent jurisdiction for the payment of money in excess of $5,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or in excess of $10,000 in the aggregate (regardless of insurance coverage) shall be rendered by a one or more governmental persons having jurisdiction against Maker and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution of the relevant judgment shall not be procured, within 30 days from the date of entry of such judgment and Maker shall not, within that 30-day period, or such longer period during which execution of the same shall have been stayed, appeal from and cause the execution of such judgment to be stayed during such appeal.

     9.     Remedies;  Late  Payment  Penalty;  Default Interest Rate.  Upon the
            ---------------------------------------------------------
occurrence of an Event of Default and without demand or notice, Holder may declare the principal amount then outstanding of, and the accrued interest on, the Obligation of Maker to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Maker and Maker may exercise all rights and remedies available to it under the Agreement or any succeeding agreement).

     10.     Waiver.  Maker  hereby  waives  diligence, presentment, protest and
             ------
demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Maker hereunder, Holder may extend any maturity date or the time for payment of any installment due hereunder, accept security, release any party liable hereunder and release any security now or hereafter securing this Note. Maker further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

     11.     Attorneys'  Fees;  Costs.  Maker  agrees to pay to Holder all costs
             ------------------------
and expenses including attorneys' fees and costs, incurred by Holder in connection with the negotiation, preparation or execution of the Loan and this Note. If this Note is not paid when due or if any Event of Default occurs, Maker promises to pay all costs of enforcement and collection, including but not limited to, Holder's attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

     12.     Severability.  Every  provision  of  this  Note  is  intended to be
             ------------
severable. In the event any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     13.     Interest  Rate  Limitation.  Holder  and  Maker stipulate and agree
             --------------------------
that none of the terms and provisions contained herein or in the Agreement shall ever be construed to create a contract for use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of California. In such event, if any Holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Delaware, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to Maker.

     14.     Number  and  Gender.  In  this  Note the singular shall include the
             -------------------
plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

     15.     Headings.  Headings  at the beginning of each numbered paragraph of
             --------
this Note are intended solely for convenience and are not to be deemed or construed to be a part of this Note.

     16.     Choice  of  Law.  This  Note  shall be governed by and construed in
             ---------------
accordance with the laws of the State of California. Any action to enforce this Note shall be brought in state or federal courts located in Orange County, California.

17.     Miscellaneous.
        -------------

(a) All notices and other communications provided for hereunder shall be in writing and shall be delivered by United States mail, certified or registered, return receipt requested to the respective party at the address provided in the Agreement or otherwise provided for such purpose.

(b) No failure or delay on the part of Holder or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between Maker and Holder shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative to, and not exclusive of, any rights or remedies, which Holder would otherwise have. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Holder to any other or further action in any circumstances without notice or demand.

(c) Maker and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice.

(d) Maker may not assign its rights or obligations hereunder without prior written consent of Holder. Subject to compliance with applicable federal and state securities laws, Holder may: (1) assign all or any portion of this Note without the prior consent of Maker; or (2) sell or agree to sell to one or more other persons a participation in all or any part of the Note without the prior consent of Maker. Upon surrender of the Note, Maker shall execute and deliver one or more substitute notes in such denominations and of a like aggregate unpaid principal amount or other amount issued to Holder and/or to Holder's designated transferee or transferees. Holder may furnish any information in the possession of Holder concerning Maker, or any of its respective subsidiaries, from time to time to assignees and participants (including Prospective assignees and participants).

(e) It is hereby acknowledged that Lawrence W. Horwitz and the law firm of Senn Palumbo Meulemans, LLP have a conflict of interest in preparing this Note. As a result, such parties are only representing the Holder in connection with the preparation and execution of this Note. The Maker has acknowledged that it has retained independent counsel in connection with such representation. Maker releases Holder, Lawrence W. Horwitz and Senn Palumbo Meulemans, LLP from any conflicts of interest pertaining to all documents drafted in formation of subsidiary, Mr. Ehrlich, Mr. Horwitz and Holder.

     IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered to Holder as of the day and year and at the place first above written.

"MAKER"

E  NET  FINANCIAL.COM,  INC.


By:_____________________________
   _____________________________
Its:____________________________

"HOLDER"

LAGUNA  PACIFIC  PARTNERS,  LP


By: ________________________________         By:  ____________________________
     Lawrence  W.  Horwitz                        Thomas  H.  Ehrlich
Its: President  of General Partner,          Its: President of General  Partner,
     Strawberry  Canyon Capital, Inc.             Manhattan Network, Inc.

                                   EXHIBIT "B"
                                   -----------

                                     FORM OF

                                WARRANT AGREEMENT

                                   EXHIBIT "B"
                                   -----------

                                WARRANT AGREEMENT
                                -----------------

     This  WARRANT  AGREEMENT  (this  "Agreement")  is  made  and  entered  into
as  of                    ,  2001,  between  E-Net  Financial,  Inc.,  a  Nevada
corporation (the "Company") and Laguna Pacific Partners, LP, a Delaware limited partnership ("Holder").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the Company proposes to issue to Holder $225,000 in warrants, subject to adjustment set forth herein (the "Warrants"), each such Warrant entitling the holder thereof to purchase shares of Common Stock of the Company (the "Exercise Shares," "Shares," or the "Common Stock"); and

     WHEREAS, the Warrants which are the subject of this Agreement will be issued by the Company to Holder as part of consideration payable to Holder in connection with a loan by the Holder pursuant to the terms of that certain Secured Promissory Note, of even date herewith (the "Note").

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                A G R E E M E N T
                                -----------------

     1.     Warrant Certificates.  The warrant certificates will be delivered to
            --------------------
Laguna Pacific Partners, LP immediately upon the signing of this Agreement (the "Warrant Certificates") and shall be in the form set forth in Exhibit A,
                                                                      ---------
attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Warrant Agreement.

     2.     Right  to Exercise Warrants.  Each Warrant may be exercised from the
            ---------------------------
date  of  this Agreement until 11:59 P.M. (Pacific time) on               , 2005
(the "Expiration Date"). The aggregate exercise price of this Warrant, regardless of the number of shares into which it is exercised, shall be $1.00 in total (the "Exercise Price"). The number of shares into which this Warrant may be exercised shall be defined herein as the "Exercise Shares". The price at which the Exercise shares is to be calculated shall be defined as follows:

     (a) If the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the number of Exercise Shares shall be calculated using 70% of the trading price calculated as follows: the closing price, for the last business day prior to the date on which this Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for an Exercise Share as of the date of exercise.

     (b) If the Exercise Shares are listed on the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting system.

     3.     Mutilated  or  Missing  Warrant  Certificates.  In  case  any of the
            ---------------------------------------------
Warrant Certificates shall be mutilated, lost, stolen or destroyed prior to its expiration date, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest.

     4.     Reservation  of  Shares.  The  Company will at all times reserve and
            -----------------------
keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy its obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants.

     The Company covenants that all Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

     5.     Rights  of  Holder.  The  Holder  shall  not,  by virtue of anything
            ------------------
contained in this Warrant Agreement or otherwise, prior to exercise of this Warrant, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company of any other matter.

     6.     Investment  Intent.  Holder  represents  and warrants to the Company
            ------------------
that Holder is acquiring the Warrants for investment and with no present intention or reselling any of the Warrants.

     7.     Certificates  to Bear Language.  The Warrants and the certificate or
            ------------------------------
certificates therefor shall bear the following legend by which each holder shall be bound.

"THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."
     The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

"THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

     Certificates for Warrants without such legend shall be issued if such Warrants or Shares are sold pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act.

     8.     Piggyback  Registration Rights.  If the Company at any time proposes
            ------------------------------
to register any of its securities under the Act, including under an SB-2 Registration Statement or otherwise, the Company will cause all of the shares of common stock underlying the Warrants owned by Holder to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the Holder.

     9.     Indemnification.
            ---------------

     (a) In the event of any registration of any of its securities under the Act pursuant to this Section, the Company hereby indemnifies and holds harmless the Holder (which phrase shall include any underwriters of such securities), their respective directors and officers, and each other person who participates, in the offering of such securities and each other person, if any, who controls the Holder or such participating persons within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which each Holder or any such director or officer or participating person or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary Private Placement Memorandum prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Holder and each director, officer or participating or controlling person for any legal or any other expenses reasonably incurred by the Holder or such director, officer or participating or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or such directors, officer or participating or controlling person, and shall survive the transfer of such securities by the Holder.

     (b) Rule 144. If the Company shall be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use its best efforts timely to file all reports required to be filed from time to time with the SEC (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph
(c)(1) of Rule 144 adopted by the SEC under the Act). If there is a public market for any securities of the Company at any time that the Company is not subject to the reporting of either of said Section 13 or 15(d), the Company will, upon the request of Holder, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph
(c)(2) of said Rule 144. The Company will furnish to Holder, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2), as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable Holder to complete any Form 144 required to be filed with the SEC pursuant to said Rule 144.

     10.     Consolidation,  Merger or Sale of the Company.  If the Company is a
             ---------------------------------------------
party to a consolidation, merger or transfer of assets which reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company's obligations under this Warrant Agreement.

     11.     Successors.  All  the covenants and provisions of this Agreement by
             ----------
or for the benefit of the Company or Holder shall bind and inure to the benefit of their respective successor and assigns hereunder.

     12.     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute by one and the same instrument.

     13.     Notices.  Any  notice,  request,  instruction,  or  other  document
             -------
required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the principal business address of each of the parties hereto.

     The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail. Any change affecting Holder must be signed by Both General Partners of Laguna Pacific Partners, LP.

     14.     Supplements  and  Amendments.  The  Company  may  from time to time
             ----------------------------
supplement or amend this Warrant Agreement without the approval of any Holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially or adversely affect the interest of the Holder.

     15.     Severability.  If  for  any reason any provision, paragraph or term
             ------------
of this Warrant Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

     16.     Governing  Law  and  Venue.  This  Warrant shall be governed by the
             --------------------------
laws of the state of Delaware, as Laguna Pacific Partners is a limited partnership formed under the laws of Delaware. Any proceeding arising under this Warrant Agreement shall be instituted in the Orange, State of California.

     17.     Headings.  Paragraphs  and  subparagraph  headings, used herein are
             --------
included herein for convenience of reference only and shall not affect the construction of this Warrant Agreement nor constitute a part of this Warrant Agreement for any other purpose.

     18.     Independent  Counsel.  It is acknowledged that the Company has been
             --------------------
advised to seek independent counsel in connection with this agreement and the associated documentation. Neither Lawrence W. Horwitz, nor Senn Palumbo Meulemans, LLP are providing any legal advice to the Company in connection with this transaction, their sole representation is legal representation of Laguna Pacific Partners, LP.

                          [SIGNATURES FOLLOW NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

"COMPANY"

E  NET  FINANCIAL.COM,  INC.



By:

Its:

"HOLDER"

LAGUNA  PACIFIC  PARTNERS,  LP



By:  ____________________________________
     Lawrence  W.  Horwitz
Its: President  of  General  Partner,
     Strawberry  Canyon  Capital,  Inc.



By:  ____________________________________
     Thomas  H.  Ehrlich
Its: President  of  General  Partner,
     Manhattan  Network,  Inc.

                                  APPENDIX "A"
                                  ------------

                                     FORM OF

                               NOTICE OF EXERCISE

                                  Appendix "A"
                                  ------------
                               NOTICE OF EXERCISE

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                              ELECTION TO PURCHASE

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase _______________________ shares of Common Stock of E-Net Financial.com, Inc. and hereby makes payment of $1.00 in payment of the Exercise Price pursuant hereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

The undersigned represents and warrants that the exercise of the within Warrant was solicited by the member firm of the National Association of Securities Dealers, Inc. ("NASD") listed below. If not solicited by an NASD member, please write "unsolicited" in the space below.




_____________________________________________
(Insert  Name  of  NASD  Member  or  "Unsolicited")


Dated:  ________________________     Signature: ________________________________


INSTRUCTIONS  FOR  REGISTRATION  OF  SHARES

Name  (print) __________________________________________________________________

Address  (print) _______________________________________________________________

                                   ASSIGNMENT

FOR  VALUE RECEIVED, _______________________________________________ does hereby sell,  assign and transfer unto _______________________________________________, the right to purchase ________________shares of Common Stock of E-Net Financial.com, Inc., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint __________________________________________
attorney to transfer such right on the books of E-Net Financial.com, Inc., with full power of substitution on the premises.

Dated:  ________________,  ________

Signature:  _________________________________

Notice: The signature of Election to Purchase or Assignment must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever. The signature(s) must by guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

_____________________________________________
Signature  Guarantee